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                             DLJDIRECT MUTUAL FUNDS

    SUPPLEMENT DATED DECEMBER 30, 1999 TO PROSPECTUS DATED NOVEMBER 17, 1999

Effective January 1, 2000, DLJ Investment Management Corp. will merge into DLJ Asset Management Group, Inc. The purpose of this change is to create a more accurate perception in the marketplace of the full range of asset management services offered by Donaldson, Lufkin & Jenrette, Inc. All investment personnel will remain with the combined entity, and the portfolio manager for the DLJdirect Mutual Funds' will not change as a result of the merger.